Advisors Disciplined Trust 2047

Supplement to the Prospectus

Notwithstanding anything to the contrary in the prospectus, the portfolio for Emerging Markets Dividend Portfolio, Series 2020-4Q will no longer include shares of China Telecom Corporation Limited (NYSE: CHA).

Supplement Dated: January 7, 2021